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                                                                   EXHIBIT 10.43


                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of September 23, 1999, (the "AMENDMENT") relating to the Credit Agreement referenced below, by and among FRESH FOODS, INC., a North Carolina corporation (the "COMPANY"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "SUBSIDIARY BORROWERS" or individually referred to as a "SUBSIDIARY BORROWER") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "BORROWERS" or individually referred to as a "BORROWER"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "LENDER" and, collectively, as the "LENDERS"), and FIRST UNION COMMERCIAL CORPORATION ("FUCC"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "AGENT"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $75,000,000 credit facility was extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of June 9, 1998 (as amended, modified or otherwise supplemented, the "CREDIT AGREEMENT") among the Borrowers, the Lenders and the Agent;

         WHEREAS, the Borrowers have requested that the Credit Agreement be amended as described herein; and

         WHEREAS, the Lenders are willing to make such amendments;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         (A)      AMENDMENTS.

                  1.       AMENDMENTS TO SECTION 1.1.

                           (a) The definition of Consolidated EBITDA is hereby
                  amended by adding the following proviso to the end thereof:

                           ; PROVIDED, HOWEVER, that for purposes of calculating Consolidated EBITDA, gains and losses incurred in connection with the sale of (i) the membership interests in Mom'n' Pop's Country Ham, LLC, (ii) the Smokehouse, (iii) the Restaurant LLC's and (iv) the Sale Assets shall be excluded.

                           (b) The definition of Consolidated Fixed Charges is
                  hereby amended by adding the words "(LESS interest income)" following the words "all Consolidated Interest Expense" in clause (i) thereof.

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                           (c) The definition of Eligible Real Property is
                  hereby amended and replaced in its entirety as follows:

                                    "ELIGIBLE REAL PROPERTY" shall mean the Fair
                           Market Value of the owned properties noted as such on
                           SCHEDULE 6.19 hereto and which are subject to a valid, enforceable and first priority Lien in favor of Agent, together with additional properties acquired by the Company or any of its Subsidiaries following the Closing Date which have been approved by the Agent, which approval shall not be unreasonably withheld.

                           (d) The definition entitled "FUNB Claremont
                  NonRestaurant Cash Collateral Account" is hereby changed to "FUNB Cash Collateral Account" and all references to FUNB Claremont NonRestaurant Cash Collateral Account in the Credit Agreement are hereby changed accordingly.

                           (e) The following new definitions are added to
                  Section 1.1 in the alphabetically appropriate place:

                                    "MOM'N' POP'S LOAN" shall mean a revolving
                           credit loan in the amount of $500,000 made by the Company to Mom'n' Pop's Country Ham, LLC to provide working capital with a scheduled maturity date of December 31, 1999.

                                    "HOGGS LOAN" shall mean the three-year
                           secured promissory note in the amount of $985,050 from Hoggs LLC made payable to Pierre Foods, LLC to finance the sale by Pierre Foods, LLC of the membership interests in Mom'n'Pop's Country Ham, LLC, including the Smokehouse, to Hoggs, LLC.

                                    "RESTAURANT LLCs" shall mean, collectively,
                           Claremont Restaurant Group, LLC and Fresh Foods Sales, LLC.

                                    "SALE ASSETS" shall mean those assets set
                           forth on Annex I attached to the Consent dated as of August 5, 1999 by and among the Borrowers, the Lenders and the Agent.

                                    "SMOKEHOUSE" shall mean the smokehouse
                           facility and related real property constituting a portion of the Claremont Office property owned by Fresh Foods, Inc.

                           (f) The definition of "Permitted Indebtedness" is
                  hereby amended by deleting clause (vii) thereof and renumbering the remaining clauses accordingly.

                           (g) The definition of "Permitted Investments" is
                  hereby amended by deleting the word "and" following the words "Permitted



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                  Acquisitions", inserting the following new clauses (vi) and
                  (vii) and renumbering the remaining clauses accordingly:

                                    (vi)    the Hoggs Loan;

                                    (vii)   the Mom'n' Pop's Loan; and

                           (h) The definition of Unfinanced Consolidated Capital
                  Expenditures is amended and replaced in its entirety as follows:

                                    "UNFINANCED CONSOLIDATED CAPITAL
                           EXPENDITURES" shall mean, for any period, one hundred percent (100%) of Consolidated Capital Expenditures made during such period.

                  2. DELETIONS FROM SECTION 1.1. The following definitions in
         Section 1.1 of the Credit Agreement are hereby deleted in their entirety:

                  Approved Restaurants, Cash Collateral Accounts, Consolidated Restaurant Capital Expenditures, FUNB Claremont Restaurant Cash Collateral Account, NonRestaurant Business and Restaurant Business.

                  3. AMENDMENT TO SECTION 2.1(b)(i)(B). Section 2.1(b)(i)(B) of the Credit Agreement is hereby amended by adding the following new paragraph (4) and renumbering the remaining paragraphs accordingly:

                  (4) until such date as the Mom'n'Pop's Loan shall have been repaid in full and terminated in accordance with the terms thereof, a reserve equal to the unfunded portion of the Mom'n'Pop's Loan; MINUS

                  4. AMENDMENT TO SECTION 2.1(b)(i)(B)(3). Section 2.1(b)(i)(B)(3) of the Credit Agreement is hereby amended and replaced in its entirety as follows:

                  (3) an amount equal to up to 70% of the Eligible Equipment and Eligible Real Property determined as of its initial inclusion into the Borrowing Base; PROVIDED, HOWEVER, that on the last day of each calendar quarter such initial amount shall be reduced by an amount equal to 1/28th of such initial amount; MINUS

                  5. AMENDMENT TO SECTION 2.4(b). Section 2.4(b) of the Credit Agreement is hereby amended and replaced in its entirety as follows:

                  (b) (i) The Borrowers, individually or through the Company, shall have each established and shall maintain lockboxes (the "LOCKBOXES") with financial institutions, including First Union, selected by the Company and reasonably acceptable to the Agent (the "LOCKBOX BANKS") and shall instruct all account debtors on the Accounts of each Borrower to remit all payments to its respective Lockboxes. All amounts received by the Borrowers from any account debtor, in addition to all other cash received



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                  from any other source including but not limited to proceeds from asset sales and judgments, shall be promptly deposited into the applicable Lockbox Account (as defined below).

                           (ii) Each Borrower, individually or through the
                  Company, the Agent and each Lockbox Bank shall enter into three party agreements in the form of EXHIBIT I hereto (the "LOCKBOX AGREEMENTS"), providing, among other things, for the following:

                                    (A) The Borrowers, individually or through
                           the Company, will open and establish for the benefit of the Agent on behalf of the Lenders an account at each Lockbox Bank (each a "LOCKBOX ACCOUNT").

                                    (B) All receipts held in the Lockboxes shall
                           be remitted daily to the appropriate Lockbox Account. All funds deposited into the Lockbox Accounts on any Business Day shall be transferred to the FUNB Cash Collateral Account. All funds transferred to the FUNB Cash Collateral Account on any Business Day shall be immediately credited to the FUNB Leverage Account. All funds credited on any Business Day to the FUNB Leverage Account shall be applied by the Agent on such Business Day to reduce the then outstanding balance of the Revolving Loans and to pay accrued interest thereon and to pay any other outstanding Obligations which are then due and payable. All amounts received directly by the Borrowers from any account debtor, in addition to all other cash received from any other source including but not limited to proceeds from asset sales and judgments, shall be held in trust by the Borrowers and promptly deposited into the applicable Lockbox Account.

                           (iii) All funds deposited into the FUNB Cash
                  Collateral Account shall immediately become the property of the Agent and the Borrowers shall obtain the agreement by the Lockbox Banks to waive any offset rights against the funds so deposited. The Agent assumes no responsibility for the Lockbox arrangements, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by the Lockbox Banks thereunder.

                           (iv) The Borrowers may close Lockboxes and/or open
                  new lockboxes with the prior written consent of the Agent and subject to prior execution and delivery to the Agent of lockbox agreements consistent with the provisions of this
                  SECTION 2.4(b) and in form and substance satisfactory to the Agent and its counsel.

                  6. AMENDMENT TO SECTION 6.34. Section 6.34 of the Credit Agreement is hereby deleted in its entirety.



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                  7. AMENDMENT TO SECTION 7.26. Section 7.26 of the Credit
         Agreement is hereby amended and restated in its entirety as follows:

                  7.26 ADDITIONAL ELIGIBLE REAL PROPERTY.

                  If the Borrowers request that any additional real property be included within "Eligible Real Property", the Borrowers agree to provide the Agent with an appraisal regarding such property and additional items reasonably requested by the Agent (including environmental audits and the other items described in Section 7 of
         SCHEDULE 1.1B hereto).

                  8. AMENDMENTS TO ARTICLE VIII.

                           (a) Sections 8.2 and 8.3 of the Credit Agreement are
                  hereby amended and replaced in their entirety as follows:

                  8.2 FIXED CHARGE COVERAGE RATIO.

                  The Borrowers shall maintain a Fixed Charge Coverage Ratio of not less than (a) 1.0 to 1.0 as of the last day of each such fiscal quarter for any fiscal quarter ending on or before March 4, 2000 and
         (b) thereafter, 1.2 to 1.0 as of the last day of each fiscal quarter.

                  8.3 CAPITAL EXPENDITURES.

                  The Borrowers shall not make Consolidated Capital Expenditures during any fiscal year in excess of the following amounts (on a non-cumulative basis) for the fiscal year periods set forth below:

                  AMOUNT                    PERIOD
                  ------                    ------
                  $8,000,000                March 7, 1999 and
                                            all fiscal periods thereafter


                           (b) Section 8.4 of the Credit Agreement is hereby
                  deleted in its entirety and Section 8.5 of the Credit Agreement is hereby renumbered as Section 8.4.

                  9. AMENDMENT TO SECTION 9.4. Section 9.4 of the Credit Agreement is hereby amended and replaced as follows:

                  9.4 NO CORPORATE CHANGES.

                  Merge, consolidate with any Person or otherwise alter or modify any Borrower's or any Subsidiary's Articles or Certificate of Incorporation or any operating agreement or any names or principal places of business or enter into or engage in any business, operation or activity other than the food service business;



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         PROVIDED, HOWEVER, the Company and its Subsidiaries may consummate the
         Reorganization so long as the Company takes any and all steps and executes any and all documents requested by the Agent in connection therewith and pay all costs and expenses incurred by the Agent (including reasonable attorneys' fees) in connection therewith.

                  10. AMENDMENT TO SECTION 9.8. Section 9.8 of the Credit Agreement is hereby amended by deleting the word "and" following the word "Person", adding the following new clause (b) and relettering the remaining clause as clause (c):

                  , (b) as set forth on Schedule 9.3 hereto, and

                  11. AMENDMENT TO SCHEDULE 6.30. Schedule 6.30 is hereby amended and replaced in its entirety with Amended Schedule 6.30 attached hereto.

                  12. AMENDMENT TO SCHEDULE 6.34. Schedule 6.34 is hereby deleted in its entirety.

                  13. AMENDMENT TO OTHER SCHEDULES. The Schedules to the Credit Agreement, the Security Agreement and the Pledge Agreement are hereby amended and replaced in their entirety by the revised Schedules attached hereto.

         (B) CONSENTS.

                  1. SALE OF RESTAURANT LLCs. Notwithstanding the prohibition contained in Section 9.3 of the Credit Agreement, the Lenders hereby consent to the sale of all of the membership interests in Claremont Restaurant Group, LLC and Fresh Food Sales, LLC (collectively, the "Restaurant LLCs") by Fresh Foods, Inc. for aggregate Net Cash Proceeds of not less than $38,000,000, subject to normal and customary post-closing purchase price adjustments, and subject to the terms and conditions set forth herein. In connection with the sale of the Restaurant LLCs, the Lenders hereby authorize the Agent to release any and all Liens on the personal property, fixtures and real property used in connection with the business of the Restaurant LLCs.

                  2. SALE OF RETAINED ASSETS. Notwithstanding the prohibition contained in Section 9.3 of the Credit Agreement, the Lenders hereby consent, subject to the terms and conditions set forth herein, to the sale of Bennetts Restaurant in Conover, NC and the sale of the Hudson Outparcel in Hudson, NC owned by the Restaurant LLC's and not being sold in connection with the sale referred to in Section 1 hereof (the "Retained Assets"), upon terms and conditions satisfactory to the Agent. In connection with the sale of the Retained Assets, the Lenders hereby authorize the Agent to release any and all Liens on the personal property, fixtures and real property comprising the Retained Assets.

                  3. RELEASE OF BORROWERS. The Lenders hereby consent to the release of the following Borrowers as parties to the Credit Agreement and the other Credit Documents, subject to the terms and conditions set forth herein:


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         Claremont Restaurant Group, LLC, Fresh Foods Restaurant Group, LLC,
         Spicewood, Inc., Fresh Foods Sales, LLC, Sagebrush of Tennessee, L.P., Sagebrush of South Carolina, LLC, Sagebrush of North Carolina, LLC and Sunshine WSMP, Inc.

                  4. RELEASE OF COLLATERAL. The Agent hereby agrees to release its Liens on the Retained Assets and the personal property, fixtures and real property used in connection with the business of the Restaurant LLCs and their Subsidiaries, such releases to be held in escrow pending consummation of the transactions contemplated herein and the Agent's receipt of the proceeds thereof.

         (C) EXCLUSION OF RETAINED ASSETS FROM ELIGIBLE REAL PROPERTY. Any assets sold by the Borrowers pursuant to paragraph 2 of the Consent dated as of August 5, 1999 and the Retained Assets shall be excluded from the definition of Eligible Real Property, and Eligible Real Property shall be reduced by $20,635,000.

         (D) REPRESENTATIONS AND WARRANTIES.

         Each Borrower hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment, (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) as of the date hereof, there has been no adverse change with respect to the information contained in the Borrowing Base Certificate delivered pursuant to paragraph (D)(5) hereof.

         (E) PLEDGE AND GRANT OF SECURITY INTERESTS. Each of Pierre Foods, LLC and the Company hereby acknowledge that (i) the three-year secured promissory note evidencing the Hoggs Loan and (ii) the promissory note evidencing the Mom'n' Pop's Loan (collectively, the "Pledged Notes") have been pledged to the Agent and, in each case, constitute Collateral under the Security Agreement.

         (F) REPLACEMENT OF LETTERS OF CREDIT. The Borrowers hereby agree that the outstanding Letters of Credit for the account of the Restaurant LLC's shall be replaced with substitute letters of credit or other credit support acceptable to the beneficiary thereof and such Letters of Credit shall have been cancelled and delivered to the Issuing Bank not later than 60 days following the date hereof. Until the Letters of Credit shall have been cancelled and delivered to the Agent, the Agent and the Lenders shall maintain a reserve against the Borrowing Base in an amount equal to the face amount of such Letters of Credit. In the event such Letters of Credit have not been replaced, cancelled and returned to the Agent within 60 days of the date


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hereof, the Borrower shall immediately deliver cash collateral to the Agent equal to the face amount of such Letters of Credit.

         (G) CONDITIONS TO EFFECTIVENESS. This Amendment shall be and become effective when all of the conditions set forth in this paragraph shall have been satisfied.

                  1. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Agent and the Lenders.

                  2. PREPAYMENT OF REVOLVING LOANS. The Borrowers shall prepay outstanding Revolving Loans under the Credit Agreement in an amount equal to the lesser of (a) the aggregate outstanding Revolving Loans under the Credit Agreement as of the date hereof and (b) the aggregate Net Cash Proceeds of the sale of (i) the Restaurant LLCs and all personal property, fixtures and real property used in connection with the business thereof and (ii) the Retained Assets, which prepayment shall be made from the Net Cash Proceeds of such sales.

                  3. BORROWING BASE CERTIFICATE. The Agent shall have received a Borrowing Base Certificate as of August 7, 1999, on a pro forma basis taking into account the transactions contemplated herein, substantially in the form of EXHIBIT L to the Credit Agreement, certified by the Chief Financial Officer of the Company and demonstrating availability of Loans permitted to be borrowed under the Credit Agreement, after giving effect to the sale of the Restaurant LLCs and the Retained Assets of at least $25,000,000.

                  4. LEGAL OPINION. The Agent shall have received a legal opinion of special counsel to the Borrowers as to the enforceability of this Amendment and such other matters as the Agent may reasonably request, in form and substance reasonably satisfactory to the Agent.

                  5. FAIRNESS OPINION. The Agent shall have received a copy of a favorable opinion from Bowles Hollowell Conner endorsing the sale of Mom'n' Pops Country Ham, LLC.

                  6. RESOLUTIONS. The Agent shall have received copies of resolutions of the board of directors of the Borrowers authorizing the transactions contemplated by this Amendment and certified as true and correct by an authorized officer of each such Borrower.

         (H) Except as expressly amended or modified by the terms hereof, the Credit Agreement and each other Credit Document shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of the Borrowers which have accrued prior to the effectiveness of the provisions hereof. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. At such time as this Amendment becomes effective, all references in the Credit Agreement to the "Agreement" or the "Credit Agreement" and all


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references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment. The Borrowers affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         (I) Notwithstanding anything herein to the contrary, if the Borrower shall fail to comply with any of the undertakings, covenants and other obligations contained in this Amendment within the time periods specified herein, such failure shall constitute an Event of Default under the Credit Agreement.

         (J) No Borrower has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if any Borrower has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

         (K) The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         (L) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         (M) This Amendment and the Credit Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


COMPANY:                            FRESH FOODS, INC.


                                    By: /s/ JAMES E. HARRIS
                                        -----------------------
                                    Name:    James E. Harris
                                    Title:   Vice President


SUBSIDIARY BORROWERS:               CLAREMONT RESTAURANT GROUP, LLC

                                          BY:      FRESH FOODS, INC.,
                                                   its Sole Member


                                    FRESH FOODS RESTAURANT GROUP, LLC

                                          BY:      CLAREMONT RESTAURANT
                                                   GROUP, LLC, its Sole Member

                                                   BY:      FRESH FOODS, INC.,
                                                            its Sole Member


                                    FRESH FOODS PROPERTIES, LLC

                                          BY:      FRESH FOODS, INC.,
                                                   its Sole Member


                                    SPICEWOOD, INC.


                                    SUNSHINE WSMP, INC.


                                    FRESH FOODS SALES, LLC

                                          BY:      FRESH FOODS, INC.,
                                                   its Sole Member

                                    PIERRE FOODS, LLC

                                          BY:      FRESH FOODS, INC.,
                                                   its Sole Member

                                     SAGEBRUSH OF TENNESSEE, L.P.

                                          BY:      SAGEBRUSH OF SOUTH
                                                   CAROLINA, LLC
                                                   General Partner

                                                   BY:      CLAREMONT RESTAURANT
                                                            GROUP, LLC, its Sole
                                                            Member

                                                            BY:     FRESH FOODS,
                                                                    INC., its
                                                                    sole member


                                     SAGEBRUSH OF NORTH CAROLINA, LLC

                                          BY:      CLAREMONT RESTAURANT
                                                   GROUP, LLC its Sole Member

                                                   BY:      FRESH FOODS, INC.,
                                                            its sole member


                                     SAGEBRUSH OF SOUTH CAROLINA, LLC

                                           BY:      CLAREMONT RESTAURANT
                                                    GROUP, LLC, its Sole Member

                                                    BY:      FRESH FOODS, INC.,
                                                             its sole member

                                     PIERRE LEASING, LLC

                                          BY:      FRESH FOODS, INC.,
                                                   its Sole Member


                                                   By: /s/ JAMES E. HARRIS
                                                      -------------------------
                                                     Name:    James E. Harris
                                                     Title:   Vice President

AGENT AND LENDERS:                          FIRST UNION COMMERCIAL CORPORATION,
                                            as Agent and a Lender


                                            By: /s/ TERRI K. LINS
                                                -------------------------------
                                            Name:  Terri K. Lins
                                            Title: Vice President


                                            BANK OF AMERICA, N.A.
                                            (formerly NationsBank, N.A.),
                                            as a Lender


                                            By: /s/ Angela Peterson Leake
                                                -------------------------------
                                            Name:  Angela Peterson Leake
                                            Title: Vice President


                                            NATIONAL CITY COMMERCIAL
                                            FINANCE, INC.,
                                            as a Lender


                                            By: /s/ Joseph L. White
                                                -------------------------------
                                            Name:  Joseph L. White
                                            Title: SVP


                                            AMERICAN NATIONAL BANK AND
                                            TRUST COMPANY OF CHICAGO,
                                            as a Lender


                                            By: /s/ Dawn M. Dieter
                                                -------------------------------
                                            Name:  Dawn M. Dieter
                                            Title: Vice President